RULE 497

Commission File No. 002-85378

Commission File No. 811-03462

MEEDER FUNDS TRUST

INSTITUTIONAL PRIME MONEY MARKET FUND

(the “Fund”)

Supplement dated October 2, 2023 to the Prospectus and

Statement of Additional Information (“SAI”) of the Funds dated April 28, 2023

The Securities and Exchange Commission (“SEC”) approved amendments (“Amendments”) to the rules that govern the operation of U.S. registered money market funds that removed the requirement that money market funds impose liquidity fees and redemption gates under certain circumstances. The compliance date for these amendments is October 2, 2023. Consequently, effective October 2, 2023, the Prospectus and SAI of the Funds are hereby amended as follows:

The section titled Institutional Prime Money Market Fund – Liquidity Fees and Redemption Gates, appearing on pages 80 and 81 of the Prospectus, and references to liquidity fees and redemption gates appearing on pages 75-76, 82 and 87 of the Prospectus are hereby deleted.

References to liquidity fees and redemption gates appearing on pages 47 and 50 of the SAI are hereby deleted.

Please retain this Supplement for your reference.